16TH Version
                                                                     NYCH
                                                               Effective 4/19/00
                                                                    1 of  5

                         NEW YORK CROSS HARBOR RAILROAD
                           SHORTLINE MARKETING PROFILE

         NYCH IS A HANDLING LINE CARRIER. STATIONS SERVED BY NORFOLK SOUTHERN FOR RATE MAKING PURPOSES TRAFFIC TO BE ROUTED AND BILLED TO OR FROM THESE STATIONS AS NS.

         *PLEASE CONTACT THE SHORTLINE FOR REVENUE REQUIREMENTS ON ALL NEW BUSINESS OPPORTUNITIES AS WELL AS NEGOTIATIONS FOR RATES ON EXISTING AND NEW 286 TRAFFIC. RATES BELOW APPLY ON EXISTING MOVES ONLY, NOT ON NEW BUSINESS OPPORTUNITIES OR 286.

         VENDOR #: 0807658

         CONTACT PEOPLE

         Mr.  W. Robert Bentley, President
         Mr.  Arthur Feygelson, Marketing and Procurement
         New York Cross Harbor Railroad
         4302 First Ave.
         Brooklyn, NY 11232

         Phone: 7187883690
         Fax: 7197884462

         Internet:
         Afeygelson@Aol.com (Arthur Feygelson)

         RESPONSIBLE SALES OFFICE
                                Philadelphia, PA

         OPERATING CHARACTERISTICS

         ABBR: NYCH              RD#: 573
         NS INTERCHANGE POINT: Greenville, NJ
         MILAGE: 12
         INTERCHANGE WITH OTHER LINES: NYA, CP, CSX, SBK
         CAR HIRE:  The NYCH is responsible for all car hire.
         # OF BRIDGES. 2 FLOAT BRIDGES
         # OF GRADE CROSSINGS:  N/A
         263 OR 296 CAPACITY: 286
         # OF LOCAL CUSTOMERS: 9


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                                                                    16TH Version
                                                                     NYCH
                                                               Effective 4/19/00
                                                                    2 of  5

          L/C FREQUENCY (CR):                MF
          I/C FREQUENCY (NS):                MF
          MONTHLY VOLUME:                    500 C/L
          NS SERVING YARD: NS takes to Oak Island yard in shared assets area then NYCH gets cars at Greenville, NJ
          TRAIN #SERVING: LOCAL
          WAYBILL VIA EDI (417):  YES
          ADVANCE CONSIST (418): YES

          STATIONS
          NYCH                   STATION                     NS FSAC
          5                    BROOKLYN,NY                    67400
          10                   BAY RIDGE, NY                  67401
          12                   BUSH JUNCTION                  INTERCHANGE
          15                   BUSH JCT, NY                   67402
          20                   NY HRBR FLOAT                  67403
          25                   GREENVILLE, NJ                 75204,67404
          65                   65th ST YARD, NY               67405

         SHORTLINE CHARGES

         CAR TYPE                    COMMODITY                 RATE
         Covered Hopper***           n/a                       $625.00
         Tank Car                    n/a                        625.00
         50' Boxcar                  n/a                        375.00
         N/A                         01294 Cocoa Beans          400.00*
         60' Boxcars                 n/a                        425.00
         All Cars > 60'              n/a                        475.00
         Gondola                     40211 Scrap                325.00
                                     (* 1) Finished Goods       425.00
         N/A                         Bentonite Clay 3295232
                                     dest Brooklyn              500.00
         LOCOMOTIVE                  eastbound to the NYA     2,000.00
         LOCOMOTIVE                  (NEW)westbound to the
                                      NS @ Greenville         1,200.00


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                                                                    16TH Version
                                                                      NYCH
                                                               Effective 4/19/00
                                                                      3 of  5

***Per Art Feygelson 3/17/99, $625 rate applies on all size cars, weights, etc.

    STCC         COMMODITY                                 RATE

   28139         Industrial Gas (to Brooklyn, NY)          $800
   2432158       Plywood (Fulton, AL to Brooklyn,NY)       $300 (50' Box Car)
   2632158       Plywood (Gurdon,AR to Brooklyn,NY)        $350
   3275440       Gypsum Wallboard
                       50'                                 $375
                       60' Box                             $425
                       60' FLAT                            $425
                       73' Box/Flat                        $475
   33128         Steel Rails (to Greenville,  NJ)          $644


     BULK FACILITY                 PRICES
      STCC                         COMMODITY                        RATE

      2045220                      Flour                            $350.00
      2041                         Flour                             350.00
      2045290                      Flour (please see note)           300.00
      2041                         Flour (please see note)           300.00
      2046210                      Starch                            300.00
      2821144                      Plastics                          400.00
      4111452                      Wood Pallets
                                  (fiii. New Orleans, LA
                                    to Brooklyn, NY)                 375.00

MISROUTES
NS pays NYCH $150.00 for cars delivered in error, except cars delivered as empties and found to be loads charge is $400.00 per car.

CARS UNFIT FOR LOADING
When cars ordered by industries for loading are refused on account of not being in proper condition to load, a charge of $400.00 per car will be assessed NS by NYCH.

    **Note These rates apply to the following Customers Conagra, Cargill Flour

                       ***Require car hire adjustments on account of a car pool
                          (min. of 10 cars).
                       (*1)Includes STCC'S 25*, 307*, 394*, and 4022*
                           Greenville, NJ (GNVLL) to Bush Jct., NY (BUSHJ) $600

     For Interchange of cars carrying, railway materials to the South Brooklyn Railway (SBK) for the NYCTA.


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                                                                    16TH Version
                                                                      NYCH
                                                               Effective 4/19/00
                                                                      4 of  5

                                Overhead Prices:
         A) Greenville, NJ (GNVLL) to Bay Ridge, NY (BAYRI) $335 >> This is"Bridge Traffic" to Long Island (NYA) >> Excludes "High & Wides" or moves requiring special handling
         B)     Special rate on LPG, moving only from Sarnia, ON, to NYA points

                   o As follows: Bridge Hampton, Riverhead, Holtsville, Medford,

                   o Wyandanch, NY. From June 1, 1999 to March 31, 2000

                   o Per Dave Reitman 2/8/99,

         C) Special rate on LPG (stcc 29), moving only from Green Springs, OH (AMOCO) to the following NYA points: Bridge Hampton, River Head, Wyandanch from June 1, 1999 to March 31, 2000 Per Art Feygelson 3/30/99.
         D)     Refrigerated cars  $375
         E) When NYCH is intermediate to NYA, rate is $400 on stcc 2821 I. Hazardous Material to NYA is $500 on stcc 49.
         F) When overhead to NYA corn stcc 2046210 is $300 G) When overhead to NYA under LPG (stcc 29), rate is $250
                (also applies to Texaco)
         H)     When overhead to NYA Scrap Metal, 40211, Private cars $300,
                RR Cars $325
         I)     When overhead to NYA Steel Plate, 33128, Flat cars$600,Gons $400

LOCAL CUSTOMERS

American Warehousing             Brooklyn, NY        cocoa beans, rice
ConEdison                        Brooklyn, NY        transformers
Cropsey Metal & Recyc.           Brooklyn, NY        scrap metal
Franklin Poly                    Brooklyn, NY        plastics
Interdynamics                    Brooklyn, NY        freon
JF Lomma                         Brooklyn, NY        dimensional
                                 Greenville, NJ          to

Midwood Lumber                   Brooklyn, NY          lumber

NYC Transit Authority            Brooklyn, NY         rail, ties,
c/o S.Brooklyn Rwy.                                   Passenger coach

Plywood Specialties              Brooklyn, NY         lumber, plywood
Aka S&E Bldg. Splys

Davidson Pipe                    Brooklyn, NY         pipe, plumbing supplies



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                                                                    16TH Version
                                                                     NYCH
                                                               Effective 4/19/00
                                                                    5 of  5

        BUSINESS OPPORTUNITIES/LOSSES

        COMMENTS

The NYCH operates a car float between New York and New Jersey, providing the NS access to the New York City Market. A connection with the New York & Atlantic Railway (NYA) allows traffic to move into Long Island. In addition, the NYCH offers shipside and dockside service as well as the capability to accommodate high end shipments. Stations verified with Arthur Feygelson 2/17/99dpg.


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